Exhibit 99.1

Maven Rebrands as The Arena Group, Expanding Business Strategy Around Consumer Media Verticals Anchored by Flagship Brands

New York, New York (September 20, 2021) - TheMaven, Inc. (OTC: MVEN), a tech-powered media company, announced today it has rebranded as The Arena Group. This new identity celebrates the company’s efforts over the past year to focus its core business strategy - building scalable media verticals, dubbed “Arenas,” on a dynamic single technical platform, around passionate consumer interests. The reimagined identity was designed to capture the company’s unique value within the industry: a media ecosystem that brings together consumers, brands, publishers, storytellers, and advertisers around robust digital destinations. To learn more about The Arena Group’s new identity, visit www.thearenagroup.net.

The Arena Group began ideating on a vertical-centric model following the elevation of Sports Illustrated CEO Ross Levinsohn as the company’s CEO one year ago. Levinsohn and a team of seasoned leadership, including COO Andrew Kraft, CMO Jill Marchisotto, CRO Avi Zimak, President of Platform Paul Edmondson, and President of Media Rob Barrett, looked to drive a new vision forward. Over the past year, the company has raised more than $40 million in capital to support this vision. The Arena Group saw an opportunity to sharpen its focus around building high-performing flagship brands that could cross-pollinate value for publishers within each vertical’s ecosystem. The results have been strong over the last year. Digital revenue has grown approximately 91% year over year in Q2. Recurring subscriptions across all of The Arena Group’s properties now account for 55% of overall revenue.

“The last year has been one of dramatic change. I’m extremely proud of the team and how we have focused, executed, expanded our business, and delivered strong results,” said Ross Levinsohn, CEO of The Arena Group and Sports Illustrated. “We have grown revenue and audience, driven strategic partnership in gambling, podcasting, and commerce, and partnered with more than 200 publishers. The efforts speak volumes to the dedication of our team and the success of our strategy,” he added.

In 2021, The Arena Group turned its attention to developing a premier sports vertical anchored by Sports Illustrated, rolling out a robust publisher acquisition and partnership strategy to attract independent sports media destinations that complement the flagship brand. The focus has paid off, and, in June, the company made its first acquisition under the new management team, acquiring sports publisher The Spun. The Arena Group’s sports vertical now includes 103 digital sports sites, including FanNation (inclusive of the 90+ local team sites on the SI.com domain), The Hockey News, Fadeaway World, Morning Read, Athlon Sports, and more. This strategy aided in creating a more diversified audience, as well. The Arena Group sports vertical now reaches nearly 1 in 5 consumers aged 18+, 10% more 18-24-year-olds, and 15% more Millennials than it did a year ago. Females now represent a quarter of the sports vertical’s audiences, up 42% since Sports Illustrated came under The Arena Group. Digital visitors in the sports category are up over 300% over the last year, rendering the sports property the fastest growing in the United States, according to Comscore. Since that report, Comscore has reported that digital readership has grown even further to over 50 million users in August, up from 42 million users and 207 million page views in July.

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Today, The Arena Group reaches more than 120 million consumers across all owned, licensed, and integrated publisher partner properties (based on Google Analytics). The company is actively applying the same formula that championed its sports vertical to finance, with 17 partner sites anchored by TheStreet. TheStreet’s subscription business has grown over 36% since coming under the company’s current executive team in 2020. With 6 million avid and regularly returning users, TheStreet’s audiences have evolved significantly since being acquired by The Arena Group in 2019, and the data reveals a more diversified, financially dynamic, as well as younger investor set. TheStreet now reaches 4.5x more females 18-34 with HHI greater than $100k, 2x more consumers with HHI $100k, and 3x more business owners. These evolving dynamics will shape how The Arena Group expands its finance vertical to engage its new, younger audiences with clear financial prowess.

Under its current leadership, The Arena Group has progressed operationally and financially. On a trailing 12-month basis, the company generated $142.9 million in revenue for the 12 months ending June 30, 2021, up 53.7% compared to the 12 months ended June 30, 2020. The Arena Group, across all its verticals, has grown digital subscribers by 18% over the last 12 months, expanding a compelling recurring revenue stream. The company currently employs 300+ employees and has expanded recruitment through the pandemic, increasing hires by 10% over last year and 35% since 2019.

About The Arena Group

The Arena Group, formerly Maven, creates robust digital destinations that delight consumers with experiences, powerful journalism, and news about the things they love – their favorite sports teams, advice on investing, the inside scoop on personal finance, and the latest on lifestyle essentials. With superior technology, editorial expertise, and marketing savvy, the modern media company enables brands like Sports Illustrated and TheStreet to deliver highly relevant content and experiences that consumers love. To learn more, visit www.thearenagroup.net.

Source: Comscore Media Metrix® Multi-Platform, Custom-Defined List, Desktop Persons 2+ and Total Mobile Persons 13+ and 18+. Total Digital Audience – July & August 2021, U.S. Based on SI.com and TheStreet.com entity.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning the company’s business strategy, future revenues, market growth, capital requirements, product introductions, and expansion plans and the adequacy of its funding. Other statements contained in this press release that are not historical facts are forward-looking statements. The company has tried, wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and other comparable terminology.

The company cautions you that any forward-looking statements presented in this press release are based on the beliefs of, assumptions made by, and information currently available to us. Such statements are based on assumptions, and the actual outcome will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond the company’s control or ability to predict. Although the company believes that its assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, the company’s actual future results can be expected to differ from its expectations, and those differences may be material. Accordingly, you should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. Certain risks are discussed from time to time in the company’s filings with the SEC, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequently filed quarterly reports on Form 10-Q.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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